Exhibit 10.2

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of February 14, 2025, is by and among flyExclusive, Inc., a Delaware corporation (“Parent”), FlyX Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and each of the persons set forth on Schedule I attached hereto (each, a “Equityholder”, and collectively, the “Equityholders”).

RECITALS

A. Each Equityholder is, as of the date hereof, the holder of record or the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of securities of Jet.AI, Inc., a Delaware corporation (the “Company”), as set forth opposite the name of each Equityholder on Schedule I hereto (the “Owned Securities”). The Owned Securities, together with any shares of capital stock of the Company or other securities of the Company that each Equityholder purchases or with respect to which each Equityholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the date hereof, are referred to herein as the “Covered Securities”.

B. Parent, the Company, Merger Sub, and Jet.AI SpinCo, Inc., a Delaware corporation and wholly owned subsidiary of Company (“SpinCo”) have negotiated (i) an Agreement and Plan of Merger, as may be amended, supplemented or otherwise modified from time to time (substantially in the form attached hereto as Exhibit A, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into SpinCo (the “Merger”) and (ii) a Separation and Distribution Agreement, as may be amended, supplemented or otherwise modified from time to time (substantially in the form attached hereto as Exhibit B, the “Separation Agreement”), pursuant to which the SpinCo Assets will be transferred from the Company and its Subsidiaries to SpinCo (the “Contribution”) and the outstanding shares of SpinCo Stock (as defined in the Separation Agreement) will be distributed to holders of Jet.AI Stock (as defined in the Separation Agreement) on a pro rata basis (the “Distribution” and, together with the Merger, Contribution and all other transactions contemplated under the Merger Agreement and Separation Agreement, the “Transactions”), with SpinCo surviving the Merger as a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement and Separation Agreement. Capitalized terms used herein without definition shall have the respective meanings specified in the Merger Agreement.

C. As a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and consummate the Transactions, and as a material inducement and in consideration therefor, each Equityholder has agreed to enter into this Agreement.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. Representations and Warranties of the Equityholders. Each Equityholder hereby represents and warrants to Parent and Merger Sub as follows:

(a) Such Equityholder, if it is an entity, has all requisite power and authority or, if such Equityholder is an individual, has the legal capacity, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. If such Equityholder is a corporation, limited partnership, or limited liability company, such Equityholder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, organized, or constituted.

(b) This Agreement has been duly executed and delivered by such Equityholder and constitutes a legal, valid and binding obligation of such Equityholder, enforceable against such Equityholder in accordance with its terms, subject to bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights.

(c) Such Equityholder has full voting power, with respect to the Owned Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of its Owned Securities, with no restrictions on such Equityholder’s right and powers of voting or disposition pertaining thereto and no person not a signatory to this Agreement has a beneficial interest in or a right to acquire or vote any of the Owned Securities (other than, if such Equityholder is a married individual and resides in a state with community property laws, the community property interest of his or her spouse to the extent applicable under such community property laws, which spouse hereby consents to this Agreement by executing the spousal consent attached hereto as Exhibit B). The Owned Securities held by such Equityholder are not subject to any proxy, voting trust or other agreement, arrangement or restriction with respect to the voting of such Owned Securities.

(d) There is no Action pending or, to the knowledge of such Equityholder, threatened against such Equityholder at law or equity before or by any Governmental Authority that could reasonably be expected to impair or materially delay the performance by such Equityholder of its obligations under this Agreement or otherwise adversely impact such Equityholder’s ability to perform its obligations hereunder.

(e) Such Equityholder has received and reviewed a copy of the Merger Agreement and Separation Agreement. Such Equityholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement and Separation Agreement in reliance upon such Equityholder’s execution, delivery and performance of this Agreement.

SECTION 2. Transfer of the Securities; Other Actions.

(a) Each Equityholder agrees not to (i) directly or indirectly sell, transfer, pledge, encumber, assign, or otherwise dispose of or hypothecate (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of such Equityholder) (collectively, “Transfer”), or enter into any contract, option, or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of, any of the Covered Securities held by such Equityholder other than pursuant to the terms hereof and the Merger Agreement, or (ii) enter into any voting arrangement or understanding with respect to the Covered Securities held by such Equityholder, whether by proxy, voting agreement or otherwise, other than pursuant to this Agreement. Any attempted Transfer of Covered Securities in violation of this Section 2(a) shall be null and void.

2

(b) Each Equityholder hereby irrevocably agrees that it will not commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, the Merger Agreement or the Separation Agreement (including any claim seeking to enjoin or delay the Closing).

(c) Except as otherwise provided herein, each Equityholder will not, in its capacity as a stockholder of the Company, directly or indirectly, take any action that would make any representation or warranty contained herein untrue or incorrect or that would have the effect of impairing the ability of such Equityholder to perform its obligations under this Agreement, the Merger Agreement or the Separation Agreement, or preventing or delaying the consummation of any of the transactions contemplated hereby or thereby.

(d) During the term of this Agreement, in furtherance of this Agreement, the Equityholders hereby authorize the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Securities (and that this Agreement places limits on the voting and transfer of the Covered Securities), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

SECTION 3. Voting of Securities.

(a) Until the Expiration Time, at every annual, special or other meeting of the stockholders of the Company called, and at every adjournment or postponement thereof, each Equityholder shall, or shall cause the holder of record on any applicable record date to (i) if applicable, appear at each such meeting or otherwise cause all of such Equityholder’s Covered Securities entitled to vote to be counted as present thereat for purposes of calculating a quorum, and (ii) vote all Covered Securities beneficially owned or controlled by Equityholder and entitled to vote (A) in favor of the approval of the Merger Agreement, the Separation Agreement, the approval of the Transactions and any actions required in furtherance thereof and hereof, , (B) in favor of the approval of any proposal to adjourn or postpone the meeting of the Stockholders to a later date, if there are not sufficient votes for the adoption and approval of the Merger Agreement, the Separation Agreement and the Transactions or such other transaction on the date on which such meeting is held, and (C) against (x) any action or agreement which would reasonably be expected to in any material respect impede, interfere with or prevent the Transactions, including, but not limited to, any other extraordinary corporate transaction, including any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, Merger Sub or their Affiliates), or any other proposal of any Person (other than Parent, Merger Sub or their Affiliates) to acquire the Company or all or substantially all of the assets thereof, and (y) any action, proposal, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Equityholder under this Agreement.

3

(b) Notwithstanding the foregoing, each Equityholder shall retain at all times the right to vote the Covered Securities held by such Equityholder in its sole discretion and without any other limitation on those matters other than those set forth in this Agreement that are at any time or from time to time presented for consideration to the Stockholders generally.

(c) Each Equityholder hereby appoints Parent and any designee of Parent, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Covered Securities in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of such Equityholder under this Agreement. Such Equityholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by such Equityholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by such Equityholder with respect to the Covered Securities. The power of attorney granted by such Equityholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of such Equityholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

SECTION 4. No Solicitation.

Each Equityholder agrees to adhere to, and be bound by, the same restrictions and prohibitions as are applicable to the Company pursuant to Section 7.10 of the Merger Agreement.

SECTION 5. Further Assurances.

Each Equityholder agrees, from time to time, and without additional consideration, to execute and deliver any additional documents, proxies and other instruments and take such further actions as Parent may reasonably request or as may be reasonably necessary or desirable to carry out all of the provisions hereof, including, without limitation, to vest in Parent the power to vote the Covered Securities, as applicable, to the extent contemplated by Section 3 hereof.

SECTION 6. Expenses.

All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses.

SECTION 7. Termination.

(a) This Agreement shall terminate upon the earlier to occur of (i) the Effective Time, and (ii) the termination of the Merger Agreement in accordance with its terms (the “Expiration Time”). No party hereto shall be relieved from any liability for any breach of this Agreement prior to any such termination.

4

(b) This Agreement is conditioned upon the consummation of the Merger as contemplated in the Merger Agreement and shall be null and void and shall have no effect whatsoever, without any action on the part of any person, upon termination of the Merger Agreement for any reason prior to the occurrence of the Effective Time.

SECTION 8. Miscellaneous.

(a) Notices. All notices, waivers, consents and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the national mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other internationally recognized overnight delivery service or (d) when delivered by facsimile (solely if receipt is confirmed) or email (so long as the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email), in each case to the parties at the address, or if applicable, email address following such party’s name below or such other address, email address as such party may subsequently designate to the other parties by notice in accordance with this Section 8:

If to Equityholder, to the address set forth on the signature page hereto.

If to Parent or Merger Sub, to:

flyExclusive, Inc.

2860 Jetport Road

Kinston, NC 28504

Attn: Brad Garner, Chief Financial Officer

Telephone: (252) 414-4122

Email: brad.garner@flyexclusive.com

with a copy (which shall not constitute notice) to:

Wyrick Robbins Yates and Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attn: Larry E. Robbins and David P. Creekman

Telephone: (919) 781-4000

Email: lrobbins@wyrick.com and dcreekman@wyrick.com

(b) Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

(c) Counterparts. This Agreement may be executed in two or more counterparts (including by electronic or .pdf transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of any signature page by facsimile, electronic or .pdf transmission shall be binding to the same extent as an original signature page.

5

(d) Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and other documents contemplated hereby constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter.

(e) Governing Law; Jurisdiction; Service of Process. This Agreement, and all claims, disputes, controversies or causes of action (whether in contract, tort, equity or otherwise) that may be based upon, arise out of or relate to this Agreement (including any schedule or exhibit hereto) or the negotiation, execution or performance of this Agreement (including any claim, dispute, controversy or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the parties agrees that any Action related to this agreement shall be brought exclusively in the Court of Chancery of the State of Delaware or, if under applicable Law, exclusive jurisdiction over such matter is vested in the federal courts, any federal court in the State of Delaware and any appellate court from any thereof (the “Chosen Courts”). By executing and delivering this Agreement, each of the parties irrevocably: (i) accepts generally and unconditionally submits to the exclusive jurisdiction of the Chosen Courts for any Action relating to this Agreement; (ii) waives any objections which such party may now or hereafter have to the laying of venue of any such Action contemplated by this Section 8(e) and hereby further irrevocably waives and agrees not to plead or claim that any such Action has been brought in an inconvenient forum; (iii) agrees that it will not attempt to deny or defeat the personal jurisdiction of the Chosen Courts by motion or other request for leave from any such court; (iv) agrees that it will not bring any Action contemplated by this Section 8(e) in any court other than the Chosen Courts; (v) agrees that service of all process, including the summons and complaint, in any Action may be made by registered or certified mail, return receipt requested, to such party at their respective addresses provided in accordance with Section 8(a) or in any other manner permitted by Law; and (vi) agrees that service as provided in the preceding clause (v) is sufficient to confer personal jurisdiction over such party in the Action, and otherwise constitutes effective and binding service in every respect. Each of the parties hereto agrees that a final judgment in any Action in a Chosen Court as provided above may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, and each party further agrees to the non-exclusive jurisdiction of the Chosen Courts for the enforcement or execution of any such judgment.

(f) Waiver of Jury Trial. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY (INCLUDING ANY SCHEDULE OR EXHIBIT HERETO AND THERETO) OR THE BREACH, TERMINATION OR VALIDITY OF SUCH AGREEMENTS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF SUCH AGREEMENTS. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 8(f). NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 8(f) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

6

(g) Assignment. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, that neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties, except that Parent and Merger Sub may assign, in their sole discretion and without the consent of any other party, any or all of their rights hereunder to each other or to one or more direct or indirect wholly owned Subsidiaries of Parent. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

(h) Severability of Provisions. If any provision of this Agreement or any document contemplated hereby, or the application of any such provision to any Person or circumstance, shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

(i) Remedies; Specific Performance. Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy. The parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Except as otherwise expressly provided herein, the parties agree that: (i) in the event of any breach or threatened breach by any party of any covenant, obligation or other provision set forth in this Agreement, the other parties shall be entitled (in addition to any other remedy that may be available to it) to (A) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (B) an injunction restraining such breach or threatened breach; and (ii) no party shall be required to provide any bond or other security in connection with any such decree, order or injunction or in connection with any related action or proceeding. .. Each party agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement. Any party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled. The parties hereto have specifically bargained for the right to specific performance of the obligations hereunder, in accordance with the terms and conditions of this Section 8(i).

(j) Amendment. Any amendments, or alternative or supplementary provisions, to this Agreement must be made in writing and duly executed by each of the parties hereto in order to be effective against such party.

(k) No Presumption. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

* * *

[Signature page follows]

7

IN WITNESS WHEREOF, Parent, Merger Sub and the following Equityholders have caused this Agreement to be duly executed and delivered as of the date first written above.

FLYEXCLUSIVE, INC.

By:
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman

FlyX Merger Sub, Inc.

By:
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman

[Signature Page to Support Agreement]

[NAME]

Address:

Email:

[Signature Page to Support Agreement]

SCHEDULE I

Name	Common Stock	Preferred Stock	Options

EXHIBIT A -
FORM OF AGREEMENT AND PLAN OF MERGER

[Attached]

EXHIBIT B -
SPOUSAL CONSENT

I ____________________, spouse of ____________________, having the legal capacity, power and authority to do so, hereby confirm that I have read and approve the Support Agreement (the “Agreement”) to which this Spousal Consent is attached. I understand the contents of the Agreement. I am aware that my spouse is a party to the Agreement and the Agreement contains provisions regarding the voting and transfer of Covered Securities (as defined in the Agreement) which my spouse may own, including any interest I might have therein In consideration of the terms and conditions as set forth in the Agreement, I hereby appoint my spouse as my attorney in fact with respect to the exercise of any rights and obligations under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights or obligations in the Agreement under the community property laws of the State of Nevada or similar laws relating to marital or community property in effect in the state of our residence as of the date of the Agreement.

Date: ________________________________________

Signature of Spouse: ____________________________

Printed Name of Spouse: _________________________